SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2003

AMERICAN LAND LEASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-1038736
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

29399 US HWY 19 NORTH, SUITE 320, CLEARWATER, FL 33761

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release of American Land Lease, Inc., dated July 29, 2003, attached hereto as Exhibit 99.1 is furnished herewith pursuant to Item 12 of Form 8-K as directed by the Securities and Exchange Commission in Release No. 34-47583. This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

American Land Lease held its second quarter 2003 earnings conference call on July 30, 2003 at 4:00 p.m. eastern time. It may be accessed by replay by dialing 800-642-1687 and requesting information from conference ID 1989282. The replay will be available for playback from 8:00 p.m. eastern time July 30, 2003 until midnight on August 6, 2003. Please note that the full text of the release and supplemental schedules are available through American Land Lease’s website at www.americanlandlease.com. The information contained on American Land Lease’s website is not incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN LAND LEASE INC.

(Registrant)

By:	/s/ Shannon E. Smith
Shannon E. Smith Chief Financial Officer

Date: July 30, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Second Quarter 2003 Earnings Press Release of American Land Lease dated July 29, 2003.